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                                                                EXHIBIT 27(e)(9)

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Minnesota Life                  GUARANTEED & SIMPLIFIED ISSUE APPLICATION CENSUS
                                                  (To be completed by the Owner)

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Minnesota Life Insurance Company . Individual Policy Issues . 400 Robert Street North . St. Paul, Minnesota 55101-2098
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

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                                                 Base Face
                                                  Amount
                                               ------------                                 Salary
                                       EVA*    Annual Base                               -----------
 Proposed Insured     Date of Birth    Y/N     Premium Amt   Billable NRP     Job Title     Bonus
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*EVA = Early Values Agreement

The information recorded on this Census is to the best of my knowledge and belief true, complete, and correctly recorded. I agree it will become a part of the application and any policy issued on it.

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OWNER NAME (Please Print)                                  TAX I.D. NUMBER

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OWNER'S REPRESENTATIVE NAME (Please Print)

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OWNER'S REPRESENTATIVE  SIGNATURE                          DATE SIGNED
X
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                                                                  Minnesota Life
F.58242 9-2002                            Booklet # ____________________________